John Hancock Variable Insurance Trust

Supplement dated June 24, 2016

to the Statement of Information (the “SAI”) dated May 1, 2016

The section under, “Appendix III – Portfolio Manager Information - INVESCO ADVISERS, INC. (“Invesco”) is amended as follows as applicable:

INVESCO ADVISERS, INC. (“Invesco”)

Value Trust (the “fund”)

Effective immediately, Jeffrey Vancavage has been named Co-Lead Portfolio Manager and John Mazanec, while remaining a portfolio manager to the fund, is no longer Co-Lead Portfolio Manager. Furthermore, effective September 30, 2016, John Mazanec will no longer serve as Portfolio Manager to the fund. Thomas Copper will continue as Co-Lead Portfolio Manager, along with Jeffrey Vancavage, and Sergio Marcheli will continue as Portfolio Manager to the fund.

The following chart reflects the portfolio managers' investments in the funds that they manage. The chart also reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following tables reflect information as of December 31, 2015:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Thomas Copper	6	$4,464.5	None	None	None	None
Sergio Marcheli	16	$33,448.0	None	None	947[1]	$88.5[1]
John Mazanec	6	$4,464.5	None	None	None	None
Jeffrey Vancavage[2]	None	None	None	None	None	None

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

2 Information has been provided as of April 30, 2016 for Mr. Vancavage.

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Thomas Copper	None	None	None	None	None	None
Sergio Marcheli	None	None	None	None	None	None
John Mazanec	None	None	None	None	None	None
Jeffrey Vancavage	None	None	None	None	None	None

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the funds that they managed as of December 31, 2015.3

3 Information has been provided as of April 30, 2016 for Mr. Vancavage.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.